Rule 497(k)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST LOW DURATION OPPORTUNITIES ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2019

DATED OCTOBER 29, 2019

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, on or about January 1, 2020 the Fund’s principal investment strategies will be revised in the following manner:

1. The Fund’s requirement to invest, under normal market conditions, at least 80% of its net assets (including investment borrowings) in Mortgage-Related Investments (as defined in the prospectus) will be reduced to 60% (the “60% Requirement”).

2. The Fund will be able to invest up to 40% of its net assets (including investment borrowings), in the aggregate, in (i) cash, cash equivalents and short-term investments (as described in the prospectus) and (ii) non-mortgage direct obligations of the U.S. government and other non-mortgage securities issued and/or guaranteed by Government Entities (as defined in the prospectus) (the “40% Limit”).

3. To the extent that cash, cash equivalents and short-term investments (as described in the prospectus) are set aside, earmarked or otherwise held as collateral for settling mortgage dollar rolls, TBA Transactions, other forward-settling Mortgage-Related Investments transactions and/or exchange-listed U.S. Treasury futures contracts, the Fund will be able to include such cash, cash equivalents and short-term investments towards its 60% Requirement rather than its 40% Limit.

4. The Fund will be able to invest up to 5% of its net assets (including investment borrowings) in asset-backed securities (other than Mortgage-Related Investments) that are not issued and/or guaranteed by Government Entities (“ABS”). However, the Fund’s investments in (a) Mortgage-Related Investments that are not issued and/or guaranteed by Government Entities and (b) ABS may not, in the aggregate, exceed 20% of the Fund’s net assets (including investment borrowings).

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE